[INSERT FLAG INVESTORS LOGO]


                            International Equity Fund
                     (Class A, Class B, and Class C Shares)


      Prospectus & Application - February 29, 2000, as supplemented through
                                 March 16, 2000
                       - - - - - - - - - - - - - - - - - -

         This mutual fund (the "Fund") seeks to achieve long-term capital appreciation primarily through investment in stocks and other equity securities of companies in developed countries outside of the United States. The Fund invests substantially all of its assets in the International Equity Portfolio (the "Portfolio"), a separate mutual fund managed by Bankers Trust Company ("Bankers Trust" or the "Advisor").


         The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares"), and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on sales charges and the attached Application.)


TABLE OF CONTENTS

Investment Summary ........................   1
Fees and Expenses of the Fund .............   2
Investment Program ........................   3
Prior Performance of a Similar Fund........   5
The Fund's Net Asset Value ................   5
How to Buy Shares .........................   6
How to Redeem Shares ......................   7
Telephone Transactions ....................   7
Sales Charges .............................   8
How to Choose the Class
That Is Right for You......................  10
Dividends and Taxes .......................  10
Organizational Structure...................  11
Investment Advisor.........................  11
Administrator..............................  12
Financial Highlights ......................  13
Application ............................... A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203
--------------------------------------------------------------------------------

     The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY

----------------------------------------------------

Objectives and Strategies

         The Fund seeks to achieve long-term capital appreciation. The Fund invests substantially all of its assets in the Portfolio, a separate mutual fund with the same investment objective. The Fund, through the Portfolio, seeks to achieve its objective by investing primarily in stocks and other equity securities of companies in developed countries located outside of the United States and may invest a portion of its assets in companies based in emerging markets.

Risk Profile

         The Fund may be suited for you if you are willing to accept the risks of foreign investing in the hope of achieving long-term capital appreciation.

         General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies represented in the Fund's portfolio.

         Style Risk. As with any investment strategy, the "growth at a reasonable price" strategy used in managing the Fund will, at times, perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the return potential of one or more common stocks, the Fund may underperform the international equity markets.

         Foreign Investing Risk. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by adverse political, economic or social developments unique to a country or region. Accounting and financial reporting standards differ from those in the U.S. and could convey incomplete information when compared to information typically provided by U.S. companies.

         Foreign Currency Risk. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.

         If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

         The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future. Class B Shares and Class C Shares were not offered prior to the date of this Prospectus.

                                 Class A Shares*
                         For years ended December 31,**

--------------------------------------------------------------------------------
 60.00%
                               50.34%
 50.00%

 40.00%

 30.00%                                                                   21.73%

 20.00%                                            15.09%         13.93%
                                                           8.63%
 10.00%           4.17%                      5.30%

  0.00%

-10.00%                              -7.40%
                        -10.31%
-20.00%
          -19.97%
-30.00%
           1990   1991   1992   1993   1994   1995   1996   1997   1998   1999
--------------------------------------------------------------------------------


 *The bar chart does not reflect sales charges. If it did, returns would be less than those shown.
**The management of the Fund changed effective February 29, 2000. These returns reflect the performance of the prior Fund management.

         During the 10-year period shown in the bar chart, the highest return for a quarter was 18.65% (quarter ended 12/31/93) and the lowest return for a quarter was (20.79)% (quarter ended 9/30/90).

Average Annual Total Return (for periods ended December 31, 1999)(1)

                                                          Morgan Stanley Capital
                                                           International Europe,
                                                           Australasia, Far East
                                     Class A Shares(2)       (EAFE) Index(R)(3)
                                     -------------------------------------------
Past One Year......................     16.25%                     26.96%
Past Five Years....................     11.76%                     12.83%
Past Ten Years.....................      6.14%                      7.01%
Since Inception....................      8.61% (11/18/86)           8.52%(4)

------------

(1) The management of the Fund changed effective February 29, 2000. These returns reflect the performance of the prior Fund management.
(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges, which increased on January 18, 2000 from the prior rate of 4.50%.
(3) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is widely recognized as a benchmark of general international equity performance. The index is a passive measure of international stock performance. It does not factor in the costs of buying, selling, and holding securities - costs which are reflected in the Fund's results.
(4) For the period from 11/30/86 through 12/31/99.

FEES AND EXPENSES OF THE FUND

--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
(fees paid directly from your investment)



------------------------------------------------------------------------------------------------------------------------------------
                                                                 Class A Shares      Class B Shares      Class C Shares
                                                                 Initial Sales         Deferred            Deferred
                                                                   Charge            Sales Charge        Sales Charge
                                                                 Alternative         Alternative         Alternative
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)                      5.50%             None                None
------------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or redemption
proceeds, whichever is lower)                                      1.00%(1)         5.00%(2)            1.00%(3)
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends                                                None             None                None
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                      None             None                None
------------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                        None             None                None
------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)(4)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                    0.65%            0.65%               0.65%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                           0.25%            0.75%               0.75%
------------------------------------------------------------------------------------------------------------------------------------
Other Expenses (including a 0.25% shareholder
servicing fee for Class B and Class C Shares)                      1.85%            2.10%(5)            2.10%(5)
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                               2.75%            3.50%               3.50%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waivers and/or Expense Reimbursement(6)                 (1.25)%          (1.25)%             (1.25)%
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                       1.50%            2.25%               2.25%
------------------------------------------------------------------------------------------------------------------------------------

------------
(1) You will pay no sales charge on purchases of $1 million or more of Class A Shares, but unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges - Redemption Price.")
(2) Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")
(3) You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges - Redemption Price.")
(4) Information on the annual operating expenses reflects the expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the Portfolio appears in the Organizational Structure section of this Prospectus.)
(5) A portion of the shareholder servicing fee is allocated to your securities dealer and to qualified banks for services provided and expenses incurred in maintaining your account, responding to your inquiries, and providing you with information about your investment.
(6) Bankers Trust Company, the Advisor to the Portfolio, and Investment Company Capital Corp. have contractually agreed to limit their fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% for Class A Shares and 2.25% for both Class B and Class C Shares. This agreement will continue until at least February 28, 2001 and may be extended.

Example*

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year        3 years         5 years         10 years
                          ------        -------         -------         --------
Class A Shares            $694**        $1,251**        $1,848**        $3,532**
Class B Shares            $728**        $1,267**        N/A             N/A
Class C Shares            $328**        $  967**        N/A             N/A

You would pay the following expenses if you did not redeem your shares:

                          1 year        3 years         5 years         10 years
                          ------        -------         -------         --------
Class A Shares            $694**        $1,251**        $1,848**        $3,532**
Class B Shares            $228**        $  967**        N/A             N/A
Class C Shares            $228**        $  967**        N/A             N/A
-----------
 * Reflects expenses of both the Fund and the Portfolio, the master fund in which the Fund invests its assets.
** Based on Total Annual Fund Operating Expenses after fee waivers and reimbursements for year 1 only.

         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

-------------------------------------------------------------

Investment Objective, Policies and Risk Considerations


         The Fund, through the Portfolio, seeks to achieve long-term capital appreciation primarily by investing under normal circumstances at least 65% of its total assets in stocks and other securities with equity characteristics of companies in developed countries outside of the United States. The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. The investment objective of the Portfolio, unlike that of the Fund, is not a fundamental policy and may be changed without shareholder approval. There can be no guarantee that the Fund will achieve its goals.

         The Advisor is responsible for managing the Portfolio's investments. (Refer to the section on the Investment Advisor.) The Advisor employs a strategy of growth at a reasonable price. The Advisor seeks to identify companies outside the United States that combine strong potential for earnings growth with reasonable investment value. Such companies typically exhibit increasing rates of profitability and cash flow. Yet their share prices compare favorably to other stocks in a given market and to their global peers. In evaluating stocks, the Advisor considers factors such as sales, earnings, cash flow and enterprise value (a company's market capitalization plus the value of its net debt). The Advisor further considers the relationship between these and other quantitative factors. Together, these indicators of growth and value may identify companies with improving prospects before the market in general has taken notice.


         Almost all the companies in which the Fund invests are based in the developed foreign countries that make up the EAFE Index, plus Canada. The Fund may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Advisor believes that the return potential of those markets more than compensates for the extra risks. While the Fund has invested in emerging markets in the past, under normal market conditions, the Advisor does not consider this a central element of the Fund's strategy. Typically, the Fund would not hold more than 15% of net assets in emerging markets.

         The Advisor subjects a stock to intensive review if (i) its rate of price appreciation begins to trail that of its national stock index; (ii) the financial analysts who follow the stock cut their estimates of the stock's future earnings; or (iii) the stock's price approaches the downside target set when the Advisor first bought the stock (or as modified to reflect changes in market and economic conditions).

         Company research lies at the heart of the investment process, as it does with many stock mutual funds. The Advisor tracks several thousand companies to arrive at the approximately 100 stocks the Fund normally holds. The companies are selected by an extensive tracking system plus the input of experts from various financial disciplines. The Advisor draws on the insight of experts from a range of financial disciplines--regional stock-market specialists, global industry specialists, economists and quantitative analysts. They challenge, refine and amplify each other's ideas. Their close collaboration is a critical element of the investment process.

         An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets or stock prices will behave in the future.

         Investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments, including political developments, that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. Financial reporting standards for companies based in foreign markets may differ from those in the United States.

         From time to time, foreign capital markets may exhibit more volatility than those in the United States. Stocks that trade less frequently can be more difficult or more costly to buy or to sell than more liquid or active stocks. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. Additionally, some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

         The Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the investment in its home country.

         To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. For all these reasons, the Fund carefully limits and balances its commitment to these markets.

         Although the Fund generally invests in the shares of large, well-established companies, it may occasionally take advantage of exceptional opportunities presented by smaller companies. Such opportunities pose unique risks, which the Advisor takes into account in considering an investment. Small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, the same information gap that creates opportunity in small company investing, can also pose added risk. Industrywide reversals have had a greater impact on small companies, since they lack a large company's financial resources to deal with setbacks. Small company managers typically have less experience coping with adversity or capitalizing on opportunity than their counterparts at larger companies. Finally, small company stocks are typically less liquid than large company stocks.

         Although not one of its principal investment strategies, the Fund may invest in futures contracts, options and options on futures contracts. These investments, when made, are for hedging purposes. If the Fund invests in futures contracts and options on futures contracts for non-hedging purposes, the margin and premiums required to make those investments will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and losses on the contracts. Futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.


         To protect the Fund under adverse market conditions, the Advisor may make temporary defensive investments of up to 100% of the Fund's assets in U.S. or foreign government money market instruments or other short-term bonds that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss in attempting to achieve the Fund's investment objective outweighed the opportunity for gain.




The Euro Conversion

         On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

         Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

         o changes in the relative strength and value of the U.S. dollar or other major currencies;

         o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio; and

         o unpredictable effects on trade and commerce generally.

         These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

PRIOR PERFORMANCE OF A SIMILAR FUND

         The information provided here presents the performance as of December 31, 1999, of the International Equity Fund, a Deutsche Asset Management mutual fund (the "Deutsche Fund"), which has invested its assets in the International Equity Portfolio since August 4, 1992. In managing the Fund, the Advisor will employ substantially the same investment objectives, policies and strategies that the Advisor employed in managing the Deutsche Fund.


         Management fees and expenses incurred in the operation of the Deutsche Fund resulted in an overall expense ratio of 1.50%. The Class A Shares of the Fund also have an expense ratio of 1.50% after fee waivers. The performance results shown do not reflect the maximum sales charge applicable to such Shares.


Year                       Deutsche Fund Returns         MSCI EAFE Index Returns
--------------------------------------------------------------------------------
1993                              37.38%                         32.56%
--------------------------------------------------------------------------------
1994                               4.11%                          7.78%
--------------------------------------------------------------------------------
1995                              16.10%                         11.21%
--------------------------------------------------------------------------------
1996                              21.32%                          6.05%
--------------------------------------------------------------------------------
1997                              17.37%                          1.78%
--------------------------------------------------------------------------------
1998                              20.82%                         20.00%
--------------------------------------------------------------------------------
1999                              32.22%                         26.96%

Year                       Deutsche Fund Returns         MSCI EAFE Index Returns
--------------------------------------------------------------------------------
1 year                            32.22%                         26.96%
--------------------------------------------------------------------------------
5 years                           21.44%                         12.83%
--------------------------------------------------------------------------------
Since inception (8/4/92)          19.25%                         13.84%



The performance data represents the prior performance of the Deutsche Fund, not the prior performance of the Fund, and should not be considered an indication of future performance of the Fund.


THE FUND'S NET ASSET VALUE
--------------------------------------

         The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.


         The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern

Time) on each day the Exchange is open for business. The primary trading markets for the Fund may close early on the day before holidays. On such occasions the Fund also may close early. You may call the Transfer Agent at 1-800-553-8080 to determine whether the Fund will close early before a particular holiday. The net asset value is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class. Because the different classes have different distribution or service fees, their net assets may differ.

         In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

         You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares.


         The following sections describe how to buy and redeem shares.


HOW TO BUY SHARES
---------------------------------------

         You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

         You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

         Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

         Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

         o If you are investing in an IRA account, your initial investment may be as low as $1,000.

         o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

         o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

         o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.


Investing Regularly

         You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

         Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

         Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

         Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.


HOW TO REDEEM SHARES
------------------------------------

         You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

         Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.


Other Redemption Information

         Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

         If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

         If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.


TELEPHONE TRANSACTIONS
---------------------------------


         If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

         The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

         During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES
-----------------------------

Purchase Price


         The price you pay to buy shares is the Fund's offering price which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                   Class A Sales Charge
                                        as % of
                                --------------------------
                                Offering        Net Amount      Class B Sales          Class C Sales
 Amount of Purchase              Price           Invested           Charge                Charge
 ------------------             --------        ----------      -------------          -------------
Less than   $  50,000             5.50%            5.82%            None                    None
$  50,000 - $  99,999             4.50%            4.71%            None                    None
$ 100,000 - $ 249,999             3.50%            3.63%            None                    None
$ 250,000 - $ 499,999             2.50%            2.56%            None                    None
$ 500,000 - $ 999,999             2.00%            2.04%            None                    None
$1,000,000 and over               None             None             None                    None
----------------------------------------------------------------------------------------------------


         Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

         The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

         Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

         Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

     Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisor or a broker-dealer authorized to sell shares of the Fund.

4)   If you are buying shares in any of the following types of accounts:
     (i)   A qualified retirement plan;

     (ii)  A Flag Investors fund payroll savings plan program;

     (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

         You may exchange Class A, B or C shares of any other Flag Investors fund for an equal dollar amount of Class A, B or C Shares, respectively, without payment of the sales charges described above or any other charge up to 4 times a year. You may not exchange Class A shares of any Flag Investors Money Market fund unless you acquired those shares through a prior exchange. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


         You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.


Redemption Price

         The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.



                                                 Sales Charge as a Percentage of the Dollar Amount
                                                     Subject to Charge (as % of Cost or Value)
                            ----------------------------------------------------------------------------------------------
Years Since Purchase        Class A Shares Sales Charge      Class B Shares Sales Charge      Class C Shares Sales Charge
--------------------------------------------------------------------------------------------------------------------------
First                                1.00%*                                5.00%                         1.00%
Second                               0.50%*                                4.00%                          None
Third                                 None                                 3.00%                          None
Fourth                                None                                 3.00%                          None
Fifth                                 None                                 2.00%                          None
Sixth                                 None                                 1.00%                          None
Thereafter                            None                                  None                          None

--------------------------------------------------------------------------------------------------------------------------


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more. If you purchased your shares before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table.

         Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to January 18, 2000, you will pay the sales charge in effect at the time of your original purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

         Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:


   1) If you are exchanging your shares for shares of another Flag Investors fund of the same class.


   2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

   3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

   4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

      (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

      (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If you are redeeming Class A Shares, your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.


         Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made based on the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

         Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

         If you choose Class A Shares, you will pay a sales charge when you buy your shares but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

         If you choose Class B Shares, you will pay no sales charge when you buy your shares but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares thus eliminating the higher expenses.

         If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.


         In general, if you intend to invest more than $50,000, your combined sales charges and expenses are lower with Class A Shares. If you intend to invest less than $50,000 and expect to hold your shares for more than seven years, your combined sales charges and expenses are lower with Class B Shares. If you intend to invest less than $50,000 and expect to hold your shares for less than seven years, your combined sales charges and expenses are lower with Class C Shares.


         Your securities dealer is paid a fee when you buy your shares and an annual fee as long as you hold your shares. For Class A and Class B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. The total amount of these fees may differ depending upon which class of shares you buy.


Distribution Plans

         The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder services. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee of 0.75% of average daily net assets and an annual shareholder servicing fee of 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
Dividends and Distributions

         The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Taxes

         The following summary is based on current tax laws, which may change.

         The Fund will distribute substantially all of its income and capital gains. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Each sale or exchange of the Fund's shares is generally a taxable event.

         More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, and local income taxes.

ORGANIZATIONAL STRUCTURE
--------------------------------------------------------------------------------

         The Fund is a "feeder fund" that invests substantially all of its assets in the International Equity Portfolio. The Fund and the Portfolio have the same investment objective. The Portfolio is advised by Bankers Trust. (See the section on Investment Advisor.)

         The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio's expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the Fund's Directors to withdraw the Fund's assets from the Portfolio if they believe doing so is in the shareholder's best interests. If the Directors withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

         Bankers Trust Company serves as investment advisor to the Portfolio. Subject to the supervision of the Portfolio's Board of Trustees, the Advisor makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. For its services as investment advisor, Bankers Trust is entitled to a fee of 0.65% of the Fund's average daily net assets.

         Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions, and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad: it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide. As of November 30, 1999, Bankers Trust had total assets under management of approximately $259 billion.

         At a special meeting of shareholders held in 1999, shareholders of the Portfolio approved a new investment advisory agreement with Deutsche Asset Management, Inc. ("DeAM Inc.") (formerly Morgan Grenfell Inc.). The new investment advisory agreement with DeAM Inc. may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees of the Portfolio who are not "interested persons," generally referred to as independent trustees. Shareholders of the Portfolio also approved a new sub-investment advisory agreement among the Portfolio, DeAM Inc. and Bankers Trust under which Bankers Trust may perform certain of DeAM Inc.'s responsibilities, at DeAM Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting. Under the new investment advisory agreement and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the existing advisory agreement with Bankers Trust.

         DeAM Inc. is located at 885 Third Avenue, 32nd Floor, New York, New York 10022. DeAM Inc. provides a full range of investment advisory services to institutional clients. DeAM Inc. serves as investment advisor to 11 other investment companies and as sub-advisor to five other investment companies.


         On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust plead guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.


         As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Managers

         The Portfolio's portfolio managers are Michael Levy, Robert Reiner and Julie Wang of Bankers Trust Company.

     Mr. Levy, Co-Lead Manager of the Portfolio, has 18 years of investment experience. He is a Managing Director with Bankers Trust Company and has been with Bankers Trust and the Portfolio since 1993. Mr. Levy is Bankers Trust's international equity strategist, overseeing the design and implementation of the firm's proprietary stock selection process. Mr. Levy received degrees in both mathematics and geophysics from the University of Michigan.

     Mr. Reiner, Co-Lead Manager of the Portfolio, has 18 years of investment industry experience. He is a Managing Director of Bankers Trust and has been with Bankers Trust and the Portfolio since 1994. Mr. Reiner specializes in Japanese and European stock and market analysis. Prior to joining Bankers Trust, Mr. Reiner served as a Senior Financial Analyst at Scudder, Stevens & Clark from 1993 to 1994. Mr. Reiner received degrees from University of Southern California and Harvard University.

     Ms. Wang, Co-Manager of the Portfolio, has 11 years of investment management experience. She is a Principal of Bankers Trust and has been with Bankers Trust and the Portfolio since 1994. Ms. Wang focuses on the Fund's Asia-Pacific investments and its emerging-markets exposure. Prior to joining Bankers Trust, Ms. Wang served as Investment Manager for American International Group's Southeast Asia portfolio from 1991 to 1994. Ms. Wang received a Bachelors degree in economics from Yale University and an MBA from The Wharton School, University of Pennsylvania.


ADMINISTRATOR


        Investment Company Capital Corp. ("ICC") provides administration services to the Fund. ICC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which shares are distributed and, subject to the supervision of the Fund's Board of Directors, oversight of the relationship between the Fund and its other service providers. ICC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements for the Class A Shares, is included in the Annual Report, which is available upon request. Class B Shares and Class C Shares were not offered prior to the date of this Prospectus.




(For a Class A Share outstanding throughout each year)



                                                                             For the Year Ended October 31,
                                                   -------------------------------------------------------------------
                                                       1999         1998          1997          1996          1995
                                                   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
 Net asset value at beginning of year. .........     $ 16.94       $ 16.36      $ 14.20       $ 12.69       $ 13.97
                                                     -------       -------      -------       -------       -------
Income from Investment Operations:
 Net investment income .........................        0.48          0.08         0.11          0.26          0.09
 Net realized and unrealized gain/(loss)
   on investments(1)............................        3.48          0.76         2.34          1.28         (1.37)
                                                     -------       -------      -------       -------       -------
 Total from Investment Operations ..............        3.96          0.84         2.45          1.54         (1.28)
                                                     -------       -------      -------       -------       -------
Less Distributions:
 Distributions from net investment
   income and short-term gains .................       (0.07)        (0.10)       (0.18)        (0.03)           --
 Distributions in excess of net investment
   income and short-term gains .................          --         (0.16)       (0.11)           --            --
                                                     -------       -------      -------       -------       -------
 Total distributions ...........................       (0.07)        (0.26)       (0.29)        (0.03)           --
                                                     -------       -------      -------       -------       -------
 Net asset value at end of year ................     $ 20.83       $ 16.94      $ 16.36       $ 14.20       $ 12.69
                                                     =======       =======      =======       =======       =======
Total Return(2).................................       23.5 %         5.25%       17.48%        12.13%        (9.16)%
Ratios to Average Daily Net Assets:
 Expenses(3)....................................        1.50%         1.50%        1.50%         1.50%         1.50%
 Net investment income(4).......................        0.75%         0.62%        1.18%         1.91%         0.68%
Supplemental Data:
 Net assets at end of year (000) ...............     $13,771       $12,187      $13,982       $12,930       $12,483
 Portfolio turnover rate .......................          18%           27%          21%           13%           35%

-----------
(1) The years ended October 31, 1999, 1998, 1997, 1996 and 1995 include net realized currency gain/(loss).
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fee and reimbursement of expense, the ratio of expenses to average daily net assets would have been 3.10%, 2.78%, 2.24%, 2.30% and 2.17% during the periods ended October 31, 1999, 1998, 1997, 1996, and 1995, respectively.
(4) Without the waiver of advisory fee and reimbursement of expense, the ratio of net investment income to average daily net assets would have been (0.84)%, (0.67)%, 0.44%, 1.10% and 0.02% for the years ended October 31,
    1999, 1998, 1997, 1996 and 1995, respectively.

Distributor
ICC DISTRIBUTORS, INC.




Administrator and Transfer Agent                Independent Accountants
INVESTMENT COMPANY CAPITAL CORP.                PRICEWATERHOUSECOOPERS LLP
One South Street                                250 West Pratt Street
Baltimore, Maryland 21202                       Suite 2100
1-800-553-8080                                  Baltimore, Maryland 21201


Custodian                                       Fund Counsel
BANKERS TRUST COMPANY                           MORGAN, LEWIS & BOCKIUS LLP
130 Liberty Street                              1701 Market
Street New York, New York 10006                 Philadelphia, Pennsylvania 19103

[GRAPHIC OMITTED]

                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG




--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:
   o A statement of additional information (SAI) about the Fund that is incorporated by reference into the Prospectus.

   o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.


Investment Company Act File No. 811-4827
--------------------------------------------------------------------------------
INTLPRS
[3/00]